UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 2003


                        WIRELESS AGE COMMUNICATIONS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                  001-31338                  98-0336674
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(State or other jurisdiction of    (Commission                (IRS Employer
         incorporation)             File No.)               Identification No.)


1408 Broad Street, Regina, Saskatchewan, Canada                 S4R 1Y8
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(Address of principal executive offices)                       (Zip Code)

                                 (306) 751-7720
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              (Registrant's telephone number, including area code)


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Item 2.     Acquisition or Disposition of Assets

      On December 31, 2003, Wireless Age Communications, Inc. (the "Company") acquired from Special Situations Private Equity Fund, L.P. ("Special Situations") $1,700,000 in outstanding principal amount of an 8% Convertible Subordinated Promissory Note of RELM Wireless Corporation (the "RELM Note") for a purchase price of $1,870,000 in cash (the "Purchase Price") pursuant to a Note Purchase Agreement, dated December 17, 2003, between the Company and Special Situations. Of the Purchase Price, (i) a $100,000 deposit was made on December 23, 2003, which deposit was funded from the Company's working capital, and (ii) the remaining balance of $1,770,000 was paid on December 31, 2003, which balance was financed by the issuance of $1,930,000 in aggregate principal amount of an 8% Secured Promissory Note due June 30, 2004 to Stacey Minichiello, a private investor.

      The RELM Note matures on December 31, 2004 and is currently convertible into approximately 904,255 shares of common stock, par value $0.60 per share, RELM Wireless Corporation, which represents an approximately 9.1% of the issued and outstanding common stock of RELM Wireless Corporation.

      A copy of the Note Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (a)  Financial Statements of Businesses Acquired.

                 The financial statements required by Item 7(a) in this Current Report on Form 8-K with respect to the business acquired will be filed as soon as practicable, but in any event no later than March 15, 2004.

            (b)  Pro Forma Financial Information.

                 Any pro forma financial information required pursuant to
                 Article 11 of Regulation S-X will be filed as soon as practicable, but in any event no later than March 15, 2004.

            (c)  Exhibits

                 2.1 Note Purchase Agreement, dated December 17, 2003, between Wireless Age Communications, Inc. and Special Situations Private Equity Fund, L.P.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:  January 15, 2004


                                    WIRELESS AGE COMMUNICATIONS, INC.



                                    By /s/ John Simmonds
                                      -------------------------
                                      John G. Simmonds
                                      Chief Executive Officer


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                                      INDEX

Exhibit No.     Description
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2.1             Note Purchase Agreement, dated December 17, 2003, between
                Wireless Age Communications, Inc. and Special Situations Private
                Equity Fund, L.P.